As filed with the Securities and Exchange Commission on October 14, 2016

Securities Act File No. 33-21722

Investment Company Act File No. 811-5550

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 51	☒

Registration Statement Under The Investment Company Act of 1940	☒
and/or

Amendment No. 48	☒

(Check appropriate box or boxes)

THE ALGER PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

360 Park Avenue South, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:       212-806-8800

Hal Liebes, Esq.

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

(Name and Address of Agent for Service)

copy to:

Gary Granik, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, NY 10038

It is proposed that this filing will become effective (check appropriate box):

☒  immediately upon filing pursuant to paragraph (b), or

☐  on [date] pursuant to paragraph (b), or

☐  60 days after filing pursuant to paragraph (a)(1), or

☐  on [date] pursuant to paragraph (a)(1); or

☐  75 days after filing pursuant to paragraph (a)(2), or

☐  on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE
ALGER PORTFOLIOS

Prospectus May 1, 2016, As Revised October 14, 2016

	Class	Ticker Symbol
Alger Small Cap Growth Portfolio	I-2	AASOX

A pooled funding vehicle for:

• qualified pension plans

• qualified retirement plans

• variable annuity contracts

• variable life insurance policies

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

Table of Contents

THE ALGER PORTFOLIOS
1	Summary Sections
1	Alger Small Cap Growth Portfolio
6	Introduction
6	Hypothetical Expense Information
7	Additional Information about the Portfolios' Investment Strategies and Investments
10	Management and Organization
12	Shareholder Information
12	Distributor
12	Transfer Agent
12	Net Asset Value
13	Dividends and Distributions
13	Classes of Shares
13	Purchasing and Redeeming Shares
14	Limitations on Excessive Trading
15	Disclosure of Portfolio Holdings
16	Other Information
17	Financial Highlights
Back Cover: For Information

Alger Small Cap Growth Portfolio

Investment Objective

Alger Small Cap Growth Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the fees would be higher.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.15%
Total Annual Fund Operating Expenses	.96%

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the most

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recent fiscal year, the Portfolio's turnover rate was 125.02% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Portfolio focuses on small, fast-growing companies that Fred Alger Management, Inc. believes offer innovative products, services or technologies to a rapidly expanding marketplace. The Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an "Index" and together, the "Indexes") with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both Indexes are broad-based indexes of small capitalization stocks. At June 30, 2016, the market capitalization of the companies in the Indexes ranged from $54 million to $7.9 billion.

Principal Risks

Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The following risks may also apply:

•  Small Cap Securities Risk – there may be greater risk in investing in smaller, less seasoned companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial

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resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 2000 Growth Index is an index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If they did, the performance numbers would be lower. Remember that the Portfolio's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio's website www.alger.com.

Annual Total Return for Class I-2 Shares as of December 31 (%)

Best Quarter: Q2 2009 20.78%	Worst Quarter: Q4 2008 -27.89%

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Average Annual Total Return as of December 31, 2015

	1 Year	5 Years	10 Years	Since Inception
Class I-2 (Inception 9/21/88)	-3.32%	7.26%	6.88%	9.57%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-1.38%	10.67%	7.95%	7.88%

Management

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Fred Alger Management, Inc.	Jill Greenwald, CFA* Executive Vice President and Portfolio Manager Since November 2001
Amy Y. Zhang, CFA Senior Vice President and Portfolio Manager Since February 2015
Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2016

*  Jill Greenwald is currently on a temporary medical leave of absence.

Shareholder Information

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

Tax Information

The Portfolio's distributions may be taxable as ordinary income or capital gains. If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Portfolio over another investment.

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Introduction: The Alger Portfolios

The investment objective, principal strategy and primary risks of the Portfolio are discussed below. The Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. The Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval. A Portfolio will provide its shareholders with at least 60 days' prior notice of any change to its investment objective.

Hypothetical Expense Information

Hypothetical investment and expense information, which is not required to be included in this Prospectus by the Securities and Exchange Commission, is presented in the chart below. This information is intended to reflect the annual and cumulative effect of each Portfolio's expenses, including investment advisory fees and other portfolio costs, on the Portfolio's total return over a 10-year period. The example reflects the following:

•  You invest $10,000 in the Portfolio and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the stated annual expense ratio will be the expense ratio for any Portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses would be under the above scenarios. Your actual expenses are likely to differ (higher or lower) from those shown below.

Alger Small Cap Growth Portfolio

Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.04%	8.24%	12.62%	17.17%	21.90%	26.82%	31.95%	37.28%	42.82%	48.59%
End Investment Balance	$10,404	$10,824	$11,262	$11,717	$12,190	$12,682	$13,195	$13,728	$14,282	$14,859
Annual Expense	$98	$102	$106	$110	$115	$119	$124	$129	$134	$140

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Additional Information About the Portfolios' Investment
Strategies and Investments

Investment Objectives

The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies and Related Risks

The Portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Portfolio's equity investments are primarily in "growth" stocks. The Portfolio's manager, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that these companies tend to fall into one of two categories:

•  High Unit Volume Growth

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.

•  Positive Life Cycle Change

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

Each Portfolio's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Portfolio may engage in active trading of portfolio securities. If a Portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

Alger Small Cap Growth Portfolio

The Portfolio focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly expanding marketplace. The Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization between (1) the higher of (a) $5 billion or (b) the company in either the Russell 2000 Growth Index or the MSCI USA Small Cap Index (each, an "Index" and together, the "Indexes") with the highest capitalization, and (2) the company in either Index with the lowest capitalization, at any time during the most recent 12-month period as reported by either Index. Both Indexes are broad-based indexes of small capitalization stocks.

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Equity Securities

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Investing in Midcap or Smallcap Companies

There is a possibility of greater risk by investing in medium-capitalization or small-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of medium market capitalization or smaller market capitalization.

Foreign Securities

Each Portfolio may invest up to 20% of the value of its total assets in foreign securities. Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

Illiquid and Restricted Securities

The Portfolio may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. The Portfolio may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

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Securities Lending

The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Portfolio, if and when made, may not exceed 33-1/3% of the Portfolio's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio will not lend securities to Alger Management or its affiliates.

Other Applicable Risks

U.S. Government Securities

U.S. Government Securities are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, the Portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the Portfolio's investment objective. The Portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of Portfolio shares. The Portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the Portfolio may invest in, along with certain risks, are discussed in the Portfolio's Statement of Additional Information (see back cover of this Prospectus).

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Management and Organization

Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

The Manager has been an investment adviser since 1964, and manages investments totaling (at June 30, 2016) approximately $14.3 billion in mutual fund assets as well as $5.8 billion in other assets. The Manager makes investment decisions for the Portfolios and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees of The Alger Portfolios (the "Fund"). A discussion of the Trustees' basis for the approval of the investment advisory agreement between the Fund, on behalf of each Portfolio, and the Manager is available in the Fund's annual report to shareholders for its most recent December 31 fiscal year end. The Portfolios pay the Manager advisory fees at the following annual rates based on a percentage of average daily net assets: Alger Small Cap Growth Portfolio – .81% for assets up to $1 billion and .75% for assets in excess of $1 billion.

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Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Portfolio	Portfolio Manager(s)	Since
Alger Small Cap Growth Portfolio	Jill Greenwald, CFA* Amy Y. Zhang, CFA	November 2001 February 2015
	Dan C. Chung, CFA	Since January 2016

*  Jill Greenwald is currently on a temporary medical leave of absence.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Portfolio(s) that they manage.

•  Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.

•  Ms. Greenwald has been employed by the Manager since 2001 as a portfolio manager. She became an Executive Vice President in 2008.

•  Ms. Zhang has been employed by the Manager since 2015 as a Senior Vice President and Portfolio Manager. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.

Administrator

Pursuant to a separate Fund Administration Agreement, the Manager also provides administrative services to each Portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolio; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Portfolio's investment portfolio and the publication of the net asset value of the Portfolio's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Portfolio's custodian, transfer agent and printers; providing trading desk facilities for the Portfolio; and supervising compliance by the Portfolio with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended. Each Portfolio pays the Manager an administrative fee at the annual rate of 0.0275% of the Portfolio's average daily net assets.

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Shareholder Information

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for the Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on weekends and national holidays listed in the Statement of Additional Information. It may close on other days from time to time.

The Portfolio generally values its assets on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Portfolio are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Portfolio. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Portfolio's investments plus cash and other assets, subtracting the applicable liabilities and then dividing the result by the number of outstanding shares of the class.

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Dividends and Distributions

The Portfolio declares and pays dividends and distributions annually. The Portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by a Portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan account. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59-1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, you should see a tax advisor about federal, state and local tax consequences of investing in the Portfolio.

Classes of Shares

The Portfolio offers Class I-2 Shares only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans.

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio's shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

Shares of the Portfolio can be purchased or redeemed on any day the NYSE is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Portfolio or its designated agent. All orders for purchase of shares are subject to acceptance by the Portfolio or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

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Limitations on Excessive Trading

The Portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Portfolio recognizes that in certain circumstances active in-and-out trading by Portfolio shareholders, for whatever reason implemented (including the perception that portfolios that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers), may be attempted and may, if carried out on a large scale, impose burdens on the Portfolio's portfolio manager(s), interfere with the efficient management of the Portfolio, increase the Portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Portfolio and its other shareholders. The Portfolios therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Portfolios.

The Board of Trustees has adopted policies and procedures to discourage frequent trading in Portfolio shares. These policies and procedures allow a Portfolio to reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a Portfolio or shares of other funds sponsored by the Manager that is detrimental to the Portfolio involved.

In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity, and isolate significant daily activity to determine if there appears to be market timing activity in an individual Portfolio. The Portfolio might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts (in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, and which are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators) or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. The Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with the Portfolio to seek to discourage, detect and prevent market timing and active trading. For these and other reasons, there is no guarantee that the Portfolio's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

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Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolio's securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio's full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolio's fiscal quarter.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Portfolio will communicate with these third parties to confirm that they understand the Portfolio's policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio's Chief Compliance Officer, President or Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of the Portfolio's portfolio versus its peers or an index

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(such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolio at (800) 992-3863 to obtain such information.

Other Information

The Portfolio may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. If the Portfolio pays large redemptions in cash, these transactions may increase the Portfolio's transaction costs and detract from the Portfolio's performance. Large purchases pose similar risks.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Portfolio through an administrator or trustee that maintains a master or "omnibus" account with the Portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in Portfolio shares through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Portfolio, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Portfolio assets or 0.50% annually of Portfolio sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash

Prospectus 16/18

payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Portfolio, expertise in distributing a particular class of shares of the Portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.

Redemptions by the Portfolios. If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below the minimum initial investment amount for three consecutive months as a result of redemptions or exchanges (excluding Trust-sponsored retirement accounts), the Portfolio may redeem all your Portfolio shares within your account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount.

The Portfolio and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Suspend, change or withdraw all or any part of the offering made by this Prospectus.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the table for the fiscal years ended October 31 has been audited by Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request. The information in the table for the six months ended June 30, 2016 is unaudited.

Note that the Portfolio's financial highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

Prospectus 17/18

The Alger Portfolios Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio Class I-2

	Six months ended 6/30/2016 (i)	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/11
Net asset value, beginning of period	$20.47	$29.76	$32.64	$27.78	$31.03	$32.05
Income from Investment Operations:
Net investment income (loss) (ii)	(0.05)	(0.17)	(0.14)	(0.13)	0.02	(0.22)
Net realized and unrealized gain (loss) on investments	(0.76)	(0.74)	0.27	9.52	3.72	(0.80)
Total from investment operations	(0.81)	(0.91)	0.13	9.39	3.74	(1.02)
Distributions from net realized gains	—	(8.38)	(3.01)	(4.53)	(5.20)	—
Return of capital	—	—	—	—	(1.79)	—
Net asset value, end of period	$19.66	$20.47	$29.76	$32.64	$27.78	$31.03
Total return	(3.96)%	(3.32)%	0.44%	34.26%	12.50%	(3.18)%
Ratios/ Supplemental Data:
Net assets, end of period (000's omitted)	$176,868	$199,694	$372,531	$515,223	$447,722	$497,693
Ratio of gross expenses to average net assets	1.01%	0.96%	0.96%	0.95%	0.96%	0.94%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	—
Ratio of net expenses to average net assets	1.01%	0.96%	0.96%	0.95%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.55)%	(0.43)%	(0.39)%	0.07%	(0.69)%
Portfolio turnover rate	34.58%	125.02%	93.84%	78.65%	83.35%	66.91%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

Prospectus 18/18

For Information:

By Telephone:  (800) 992-3863

By Mail:  Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

Statement of Additional Information

For more detailed information about the Portfolio and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Portfolio's toll-free number, at the Portfolio's website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

Annual and Semi-Annual Reports

Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports (when available) to shareholders. In the Portfolio's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Portfolio, by calling the Portfolio's toll-free number, at the Portfolio's website at http://www. alger.com or by writing to the address above.

Another way you can review and copy Portfolio documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Portfolio documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

Quarterly Fund Holdings

The Portfolio's most recent month end portfolio holdings are available approximately sixty days after month end on the Portfolio's website at www.alger.com. The Portfolio also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC's website at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Portfolio by calling (800) 992-3863.

Distributor: Fred Alger & Company, Incorporated

The Alger Portfolios  SEC File #811-5550

This is not part of the prospectus.

APPI-2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016, As Revised October 14, 2016

The Alger Portfolios (the "Fund") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that offers interests of one or two classes in the following seven portfolios (the "Portfolios"):

	Class	Ticker Symbol
Alger Small Cap Growth Portfolio	I-2	AASOX

The Fund is designed to permit insurance companies that issue variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to offer VA contract and VLI policy holders the opportunity to participate in the performance of the Portfolio. The Fund also offers participation to qualified pension and retirement plans (the "Plans") which elect to make the Fund an investment option for plan participants.

This Statement of Additional Information ("SAI") is not a prospectus. This document contains additional information about the Portfolio and supplements information in the Prospectus dated May 1, 2016, As Revised October 14, 2016, for the Portfolio. It should be read together with the Prospectus which may be obtained free of charge by writing the Portfolio c/o Boston Financial Data Services, Inc., Attn: The Alger Portfolios, P.O. 8480, Boston, MA 02266-8480 or by calling (800) 992-3863 or at the Portfolio's website at http://www.alger.com.

CONTENTS

Investment Strategies and Policies	3
Net Asset Value	16
Purchases and Redemptions	16
Participating Insurance Companies and Plans	17
Management	17
Independent Registered Public Accounting Firm	24
Code of Ethics	24
Expenses	24
Dividends and Distributions	24
Taxes	25
Custodian	26
Transfer Agent	26
Counsel to the Fund	26
Certain Shareholders	26
Organization	27
Proxy Voting Policies and Procedures	28
Investor and Shareholder Information	29
Financial Statements	30
Potential Conflicts of Interest	30
Appendix	A-1

INVESTMENT STRATEGIES AND POLICIES

The Prospectus discusses the investment objective of the Portfolio and the primary strategies to be employed to achieve that objective. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

In General

The Fund is a diversified, open-end management investment company that offers a selection of seven portfolios, each having distinct investment objectives and policies.

The Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the development stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, the Portfolio may hold up to 15% of its net assets in money market instruments and repurchase agreements. This amount may be higher than that maintained by other funds with similar investment objectives.

The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to seek to increase gains and to hedge against the risk of unfavorable price movements.

The investment strategies of Fred Alger Management, Inc. ("Alger Management" or the "Manager") utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks held by the Portfolio, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in the Portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management's research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Portfolio's securities holdings by replacing individual stocks, or reducing or increasing their relative weighting in other Portfolios, with stocks evaluated as having better appreciation potential, or improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the Portfolios' overall objectives. The Portfolio's portfolio turnover rates may vary significantly from year to year as a result of the Portfolio's investment process.

There is no guarantee that the Portfolio's investment objectives will be achieved.

The Portfolio will not normally engage in the trading of securities for the purposes of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

The Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Portfolio may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or Alger Management believes it is otherwise appropriate to reduce holdings in stocks, the Portfolio can invest up to 100% of its assets in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolio can buy:

•  high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•  commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•  short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

•  repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Convertible Securities

The Portfolio may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. Government Obligations

The Portfolio may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Portfolio may invest in other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Other such obligations may be supported by the right of the issuer to borrow from the Treasury; by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Farm Credit System, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others have been supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolio will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Portfolio in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, the Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, as authorized and directed by the Fund's Board of Trustees, reviews the credit worthiness of those banks, dealers and clearing corporations with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Firm Commitment Agreements and
When-Issued Purchases

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

The Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a specified amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities

The Portfolio may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15% of the Portfolio's net assets. The Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class of securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the SEC specifically stated that the restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the Portfolios' adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

The Portfolio will not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

The Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements. Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Lending of Portfolio Securities

The Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to Alger Management or its affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities, including accrued interest, exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

The Portfolio bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Smaller Capitalization Companies

Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies, in which the Portfolio is likely to invest, may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Foreign Securities

The Portfolio may invest up to 20% of the value of its total assets in foreign securities. Foreign securities investments may be affected by changes in currency exchange rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing among nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on a foreign exchange may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Portfolio's purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Portfolio, Alger Management and its affiliates and its clients and other service providers. The Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Portfolio's performance and may adversely affect the liquidity of the Portfolio's investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Portfolio does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Portfolio's net asset value will be adversely affected. If the Portfolio hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Portfolio will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

The Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivative Transactions

The Portfolio may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Portfolio may use include options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would. Alger Management, however, may decide not to employ some or all of these strategies for the Portfolio and there is no assurance that any derivatives strategy used by a Portfolio will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance. If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Portfolio's other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Portfolio, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before a Portfolio enters into such transactions or makes any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.

The Fund's Manager has claimed exclusion from the definition of a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator.

Options

The Portfolio may buy and sell (write) exchange listed options in order to obtain additional return or to hedge the value of its portfolio. Hedging transactions are intended to reduce the risk of price fluctuations. A Portfolio may write an option on a security only if the option is "covered." Although the Portfolio will in any event generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A call option written by the Portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account. A put option written by a Portfolio is "covered" if the Portfolio maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Portfolio so desires.

The Portfolio would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or more than the premium paid to purchase the option; the Portfolio would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in a particular option so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the option. If the Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise cover the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio would be obligated, in return for the premium received, to make delivery of this amount. A Portfolio could offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it could let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio would not purchase these options unless Alger Management were satisfied with the development, depth and liquidity of the market and Alger Management believed the options could be closed out.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolio in put and call options, there can be no assurance that the Portfolio will succeed in any option-trading program it undertakes.

The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the market-to-market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio were to exercise an option on a futures contract it would be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Borrowing

The Portfolio may borrow from banks for temporary or emergency purposes. The Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of its borrowings. Maintaining asset coverage of 300% means that the Portfolio's liabilities may comprise up to a third of its assets. For example, if the Portfolio had $100 in total assets, and the Portfolio borrowed $50, the Portfolio's total assets would be $150, and its liabilities would be $50. The Portfolio would have 300% asset coverage. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Interfund Loans

The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the funds to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund's total assets, such fund will secure all of its loans from other funds. The ability of the fund to lend cash to or borrow cash from other funds is subject to certain other terms and conditions. The Fund's Board of Trustees is responsible for overseeing the Fund's participation in the interfund lending program.

Exchange-Traded Funds

To the extent otherwise consistent with its investment policies and applicable law, the Portfolio may invest in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in a Portfolio's investment strategies. ETFs are listed on exchanges and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs held by the Portfolio. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. When the Portfolio invests in an ETF, in addition to the investment advisory fee the investor pays to the Portfolio, the Portfolio pays a management fee with respect to the assets invested in the ETF.

Master Limited Partnerships

The Portfolio may invest in Master Limited Partnerships ("MLP"). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the partnership's operations and management. The Portfolio may purchase publicly traded common units issued to limited partners of MLPs. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders. The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume. MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.

Venture Capital and Private Equity Investments

The Portfolio may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, the Portfolio may invest in venture capital or private equity funds, direct private equity investments and other investments that Alger Management determines to have limited liquidity ("Special Investment Opportunities"). There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, the Portfolio that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in Special Investment Opportunities may cause the Portfolio to be less liquid than would otherwise be the case.

Cyber Security Risk

With the increasing use of the internet and technology in connection with Portfolio operations, the Portfolio and its service providers are susceptible to greater operational and information security risks through breaches of cyber security. Cyber security breaches include stealing or corrupting data maintained online or digitally, "denial of service" attacks on websites, the unauthorized monitoring, misuse, loss, destruction or corruption of confidential information, unauthorized access to systems, compromises to networks or devices that the Portfolio and its service providers use to service Portfolio operations, and operational disruption or failures in the physical infrastructure or operating systems that the support the Portfolio and its service providers. Cyber security breaches affecting the Portfolio or any of the Portfolio's intermediaries or service providers may adversely impact the Portfolio and its shareholders, potentially resulting in financial losses or the inability of Portfolio shareholders to transact business. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Portfolio's ability to calculate NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. The Portfolio may also incur additional costs for cyber security risk management programs designed to mitigate or prevent the risk of cyber security breaches. Such costs may be ongoing because threats of cyber attacks are constantly evolving. Issuers of securities in which the Portfolio invests are also subject to similar cyber security risks, which could result in material adverse consequences for such issuers, and may cause the Portfolio's investments in such companies to lose value. There can be no assurance that the Portfolio or its service providers, or the issuers of the securities in which the Portfolios invest, will not suffer losses relating to cyber security breaches in the future.

Investment Restrictions

The investment restrictions numbered 1 through 8 below have been adopted by the Portfolio as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the Act as the lesser of (a) 67% or more of the shares of the Portfolio present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. The Portfolio's investment objective is a non-fundamental policy, which may be changed by the Board of Trustees at any time.

For each Portfolio:

1.  Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Portfolio's total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not borrow money.

2.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the

Portfolio may not act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

3.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Portfolio.

4.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not purchase, hold or deal in real estate, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest in physical commodities or physical commodities contracts, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

8.  Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Portfolio's total assets).

Except in the case of the percentage limitation set forth in Investment Restriction No. 1 and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for the Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for the Portfolio is reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolio may make also may be made by these other accounts or Portfolios. When the Portfolio and one or more other Portfolios or other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation. As a result, the Portfolio may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Portfolio's investment objective by managing the Portfolio actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing the Portfolio's brokerage and custodial expenses. To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Portfolio are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolio.

Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which includes certain securities traded in the over-the-counter markets, money market investments and most debt securities.

During the fiscal years ended December 31, 2013, 2014, and 2015, the Portfolio paid commissions in connection with portfolio transactions as follows:

Broker Commissions for 2013

		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transactions Effected through Alger Inc.	Value of Transactions	Commissions
Alger Small Cap Growth Portfolio	$903,695	$284,278	31.46%	36.99%	$75,707,168	147,415

Broker Commissions for 2014

		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transactions Effected through Alger Inc.	Value of Transactions	Commissions
Alger Small Cap Growth Portfolio	$1,037,395	$288,251	27.79%	26.57%	$92,335,578	157,892

Broker Commissions for 2015

		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transactions Effected through Alger Inc.	Value of Transactions	Commissions
Alger Small Cap Growth Portfolio	$821,103	$91,033	11.09%	11.46%	$113,525,923	122,994

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolio's securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolio's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolio's fiscal quarter.

In addition, the Portfolio makes publicly available its respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Portfolios will communicate with these third parties to confirm that they understand the Portfolios' policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio's Chief Compliance Officer, President or Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Portfolio's portfolio versus its peers or an index (such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, standard deviation,

Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolio at (800) 992-3863 to obtain such information.

The Fund provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Thompson Reuters, Trade Informatics, Abel Noser, JP Morgan Chase & Co, Bloomberg, and Sawtooth Asset Management, Inc. The Fund has ongoing arrangements to provide its portfolio holdings to Towers Watson Consulting, Mercer Investment Consulting, The Bogdahn Group, All Star Financial, Wilshire, and Callan Associates. Neither the Fund nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Portfolios and may therefore be subject to fees applicable to all shareholders. Alger Management also manages accounts for individuals and institutions. Holders of these accounts may own many of the same securities as a Portfolio, and therefore may be generally aware of the portfolio holdings of the Portfolio.

NET ASSET VALUE

The price of one share of a class is its "net asset value." Net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. Shares of two classes of a Portfolio may differ in net asset value. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Portfolio are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued may be used. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees. Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of these markets (generally foreign markets) and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolios are open.

Valuations of money market instruments with maturities of 60 days or less held by the Portfolio are based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Portfolio are offered by the Fund on a continuous basis to separate accounts of certain life insurance companies ("Participating Insurance Companies") and to Plans. Shares are distributed by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement")

which provides that Alger Inc. accepts orders for shares at net asset value and no sales commission or load is charged.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA contracts and VLI policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA contracts and VLI policies. Plan trustees purchase and redeem Portfolio shares. Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Plan. The Fund does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA contracts or VLI policies. These fees should be described in the Participating Insurance Companies' prospectuses. Any charges assessed by the Plans should be described in the Plan documents. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Fund.

The Fund may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio, during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

PARTICIPATING INSURANCE COMPANIES AND PLANS

The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of VA contracts and VLI policies may differ, that the Participating Insurance Companies may not be affiliated with each other or that the Fund may offer its shares to Plans. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Company separate accounts or Plans might withdraw their investment in a Portfolio, which might cause the Portfolio to sell portfolio securities at disadvantageous prices, and orderly portfolio management could be disrupted to the potential detriment of the VA contract and VLI policy holders or Plan participants. The VA contracts and VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies, and the Plans are described in the Plan documents made available by the Plan sponsors. The Fund assumes no responsibility for such prospectuses or plan documents.

Tax qualified plans may also invest in the Fund. The Fund assumes no responsibility for confirming the tax status of shareholders, or their effect on the tax status of other Fund shareholders.

MANAGEMENT

Trustees and Officers of the Fund

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees, the Audit Committee and the Nominating Committee. The Audit Committee oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Audit Committee are Stephen E. O'Neil, Nathan E. Saint-Amand and Charles F. Baird, Jr. The Audit Committee met seven times during the Fund's last fiscal year. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election who are Independent Trustees to the Fund's Board. The Nominating Committee, which met twice during the Fund's last fiscal year, is composed of all the Independent Trustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing to the Secretary of the Fund, c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, New York 10010. Any submission should include the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Portfolios that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Trustees of a registered investment company in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such individual's written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Fund or counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Act requires that at least 40% of a fund's Trustees not be "interested persons" (as defined in the Act) of the fund and as such not be affiliated with the Manager. To rely on certain exemptive rules under the Act, a majority of a fund's Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 83% of the Fund's Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Fund and potential conflicts of interest that could arise from this relationship.

Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.

Name (Age) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2)
Hilary M. Alger (54)	Trustee since 2007	Fundraising Consultant, Schultz & Williams; Trustee, Pennsylvania Ballet; Formerly Director of Development, Pennsylvania Ballet from 2004 to 2013.	25	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees
Charles F. Baird, Jr. (63)	Trustee since 2007	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry's Bootcamp. Former Chairman of Cascade Helmets (2007-2012), gloProfessional (makeup and skincare business) (2006-2013), Contigo (manufacturer of mugs and water bottles) (2013-2014), and International Fitness (2008-2014).	25
Roger P. Cheever (71)	Trustee since 2007	Associate Vice President for Principal Gifts at Harvard University since 2008; Formerly Senior Associate Dean for Development in the Faculty of Arts and Sciences, and Deputy Director of the Harvard College Fund.	25
Stephen E. O'Neil (84)	Trustee since 1988	Attorney. Private Investor since 1981.	25
David Rosenberg (53)	Trustee since 2007	Associate Professor of Law since January 2006, Zicklin School of Business, Baruch College, City University of New York.	25
Nathan E. Saint-Amand M.D. (78)	Trustee since 1988	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	25

(1)  The address of each Trustee is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

(2)  Ms. Alger is an "interested person" (as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. ("Alger Associates"), which controls Alger Management and its affiliates.

(3)  "Alger Fund Complex" refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Information About Each Trustee's Experience, Qualifications, Attributes or Skills

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Fund's or the Manager's counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each Trustee has been a Board member of the Fund and the Alger Fund Complex mutual funds since at least 2007. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.

•  Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 10 years experience in development for non-profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

•  Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), and his service on the Audit Committee of the Trust, Mr. Baird has over 30 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

•  Roger P. Cheever — Mr. Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds since 2007, and has been a Board member of some since 2000. Mr. Cheever has over 30 years of experience in the development and management of non-profit entities.

•  Stephen E. O'Neil — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Fund, Mr. O'Neil has over 40 years experience as a lawyer and private investor.

•  David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has over 11 years of experience as a professor of business law.

•  Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 40 years and has served on the boards of several non-profit entities.

The officers of the Fund, their principal occupations, and other information, are shown below.

Name, (Age), Position with the Fund and Address(1)	Principal Occupations	Officer Since
Hal Liebes (52) President	Director, Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management since 2006.	2005
Patrick J. Murphy (46) Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of Alger Management since 2014. Formerly, Vice President of Compliance, Fidelity Investments from 2005 to 2014.	2014
Lisa A. Moss (51) Secretary	Assistant General Counsel of Alger Management since 2006, currently serving as Senior Vice President.	2006
Michael D. Martins (50) Treasurer	Senior Vice President of Alger Management since 2005.	2005
Anthony S. Caputo (61) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007
Sergio M. Pavone (55) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

(1)  The address of each officer is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010. Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer of the Fund. Effective March 2016, each Independent Trustee receives a fee of $27,250 for each meeting attended, to a maximum of $109,000 per annum paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.

Additionally, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum paid pro rata by each fund in the Alger Fund Complex.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2015. The following table provides compensation amounts paid to current Independent Trustees of the Fund for the fiscal year ended December 31, 2015.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Portfolios	Total Compensation Paid to Trustee from The Alger Fund Complex
Charles F. Baird, Jr.	$10,461	$111,000
Roger P. Cheever	$12,056	$127,800
Stephen E. O'Neil	$10,707	$113,500
David Rosenberg	$9,763	$103,500
Nathan E. Saint-Amand	$10,707	$113,500

The following table shows each Trustee's beneficial ownership as of December 31, 2015, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger's beneficial ownership of shares of the Portfolio, and of all funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Name of Trustee	Small Cap Growth	Aggregate Dollar Range of Equity Securities of Funds Overseen by Trustee in Alger Fund Complex
Interested Trustee:
Hilary M. Alger	A	E
Independent Trustees:
Charles F. Baird, Jr.	A	A
Roger P. Cheever	A	E
Stephen E. O'Neil	A	A
David Rosenberg	A	A
Nathan E. Saint-Amand	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of June 30, 2016, had approximately $14.3 billion in mutual fund assets under management as well as $5.8 billion in other assets under management. Alger Management is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management are controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates.

Alger Management serves as investment adviser to the Portfolio pursuant to a written agreement between the Fund, on behalf of the Portfolio, and Alger Management (the "Advisory Agreement"), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Portfolio, placing orders to purchase and sell securities on behalf of the Portfolio, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that

Alger Inc. will serve as the Portfolio's broker in effecting most portfolio transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers of the Fund who are employed by the Fund and Alger Management. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for its services, the Fund has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the Portfolio: Alger Small Cap Growth Portfolio — .81% for assets up to $1 billion and .75% for assets in excess of $1 billion.

During the fiscal years listed below, Alger Management earned the following under the terms of the Advisory Agreement:

	For the Year Ended
	12/31/2015	12/31/2014	12/31/2013
Alger Small Cap Growth Portfolio	$2,233,797	$3,461,101	$4,023,083

From time to time Alger Management or its affiliates may compensate insurance companies or their affiliates whose customers hold shares of the Portfolio for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate of up to .45% of the net asset value of shares held by those customers, will be paid from Alger Management's or its affiliates' resources, and not from the assets of the Fund.

Pursuant to a separate Fund Administration Agreement between the Fund, on behalf of the Portfolio, and Alger Management (the "Administration Agreement"), Alger Management also provides administrative services to the Portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolio; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Portfolio's investment portfolio and the publication of the net asset value of the Portfolio's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Portfolios, including the Portfolio's Custodian, Transfer Agent and printers; providing trading desk facilities for the Portfolio; and supervising compliance by the Portfolio with recordkeeping and periodic reporting requirements under the Act.

Alger Management's administrative fee is .0275% of the Portfolio's average daily net assets. Pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. ("BBH") and the Portfolio, for a fee of 0.014% of the Portfolios' average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH is providing accounting and bookkeeping services and calculation of the net asset value of the Portfolio's shares.

During the fiscal years ended December 31, 2013, 2014, and 2015, Alger Management earned under the terms of the Fund Administration Agreement, $136,586, $117,506, and $75,839 respectively, with respect to Alger Small Cap Growth Portfolio.

Alger Management has also entered into a Shareholder Administrative Services Agreement with the Trust. The services provided and the fees paid pursuant to that agreement are discussed in the "Transfer Agent" section below.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his or her job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm's overall financial results and profitability;

•  the firm's overall investment management performance;

•  current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;

•  qualitative assessment of an individual's performance with respect to the firm's investment process and standards; and

•  the individual's leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager's compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor's, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely recognized by the investment industry.

Alger Management has implemented a long-term deferred compensation program ("LTDC") which gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. There is broad participation in the LTDC program amongst the investment professionals. The LTDC reinforces the portfolio managers' commitment to generating superior investment performance for the firm's clients. The awards are invested in Alger mutual funds and have a four year vesting schedule. The total award earned can increase or decrease with the firm's investment and earnings results over the four year period.

Additionally, the Alger Partner's Plan provides key investment executives with phantom equity that allows participants pro-rata rights to growth in the firm's book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm's value it will convey through this program. Further, participation in this program will be determined annually.

Other Accounts Managed by Portfolio Managers

The numbers and assets of other accounts managed by the portfolio managers of the Portfolio as of December 31, 2015 are as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Dan Chung*	5	$428,443,810	2	$64,408,678	6	$566,998,363
Jill Greenwald	3	$857,279,743			7	$136,074,305
Amy Zhang	3	$590,150,032			2	$8,759,42

*  The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $23 million as of December 31, 2015.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager's beneficial interest as of December 31, 2015, by dollar range, in the shares of the Portfolio(s) that he or she manages. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — 50,000; D = $50,001 — $100,000; E = $100,001 — $500,000; F = $500,001 — $1,000,000; G = over $1,000,000.

Portfolio Manager	Portfolio	Range
Dan C. Chung	Small Cap Growth	A
Jill Greenwald	Small Cap Growth	A
Amy Y. Zhang	Small Cap Growth	A

Distributor

Alger Inc., the principal underwriter for the Fund, is located at 360 Park Avenue South, New York, NY 10010. It is an affiliate of Alger Management.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of the value of those investments. Alger Inc.

may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are Ameriprise Financial Services, Ameritas Investment Corp., Charles Schwab & Co., Chase Life Insurance Company, GWFS Equities, Hartford Life Insurance Co., ING America Insurance Holdings Inc., Jefferson National Life, Lincoln Benefit Life, LPL Financial Corporation, Merrill Lynch, Pierce, Fenner & Smith, Midland National Life Insurance Company, MML Distributors, Morgan Stanley Smith Barney, National Financial Services Co., Nationwide Investment Services Corp., Noramco, OneAmerica Securities Inc., Pershing LLC, Princor Financial, Prudential Investment Management, Raymond James, UBS Financial Services Inc., and Wells Fargo Advisors. In addition, Alger Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.

EXPENSES

The Portfolio will generally bear its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class S shares of each Portfolio may pay Alger Inc. for expenses incurred in distributing shares of that class and for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Portfolio or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolio while retaining the ability to be reimbursed by the Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

DIVIDENDS AND DISTRIBUTIONS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date for each shareholder's account in additional shares of the Portfolio that paid the dividend or distribution or, in the case of VA contracts and VLI policies, will be paid in cash at the election of the Participating Insurance Company. With respect to the Portfolio, any dividends will be declared and paid annually. Distributions of any net realized capital gains earned by the Portfolio usually will be made annually. Participating Insurance Companies and Plans will be informed about the amount and character of dividends and distributions from the Portfolio for federal income tax purposes.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Portfolio has been structured so that each qualifies separately as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; and (b) meet certain quarterly diversification tests.

As a regulated investment company, the Portfolio will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and net realized short-term capital gains for the taxable year is distributed. All net investment income and net realized capital gains distributed by a Portfolio will be reinvested automatically in additional shares of the Portfolio or paid in cash. Amounts reinvested in additional shares will be considered to have been distributed to shareholders.

The Fund distributes shares in the Portfolio to Participating Insurance Companies which will hold those shares, directly or indirectly, in a "segregated asset account" within the meaning of the Code. To qualify as a segregated asset account, the Portfolio in which such an account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder.

The Fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a Portfolio to make certain otherwise permitted investments.

Income on assets of a segregated asset account will not be taxable currently to VA contracts or VLI policy holders if that account has met the diversification requirements under Section 817(h) of the Code. In the event an account is not so qualified, all VA contracts or VLI policies allocating any amount of premiums to such account will not qualify as "annuity contracts" or "life insurance" for federal income tax purposes. In that event, the holder of the VA contract or VLI policy would be taxed as though he owned a proportionate amount of the assets held by such account during and after all periods for which the account failed to be qualified.

Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 59 1/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

CUSTODIAN

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 serves as custodian for the Fund pursuant to a custodian agreement under which it holds the Portfolio's assets.

TRANSFER AGENT

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 serves as transfer agent for the Fund pursuant to a transfer agency agreement with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Portfolio, maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Fund, and distributes any dividends and distributions payable by the Portfolios. The Fund, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and asset-based basis, and, for certain transactions, on a per-transaction basis. The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to act as liaison and provide administrative oversight of Boston Financial and related services. Alger Management is paid a fee of 0.01% of a Portfolio's average daily net assets for these services. During the fiscal year ended December 31, 2015, Alger Management earned under the terms of the Shareholder Administrative Services Agreement, $27,578 with respect to Small Cap Growth Portfolio.

COUNSEL TO THE FUND

The law firm Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, acts as counsel to the Fund.

CERTAIN SHAREHOLDERS

At October 1, 2016, the Fund's officers and Trustees as a group owned directly less than 1% of the Portfolio's shares.

The following table contains information regarding persons known by the Fund to own beneficially or of record 5% or more of the shares of a class of any Portfolio. All holdings are expressed as a percentage of a Portfolio's outstanding shares of a class as of October 1, 2016. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Class I-2 Shares
Name and Address of Shareholders	Alger Small Cap Growth Portfolio
GE Life & Annuity Assurance Co. Separate Acct. III 6610 W. Broad St. Richmond, VA 23230	11.45%
MetLife Investors USA Insurance Co. Separate Account A 4700 Westown Parkway, Suite 200 West Des Moines, IA 50266	24.86%

*  A shareholder who owns more than 25% of the voting securities of a Portfolio is deemed to "control" the Portfolio under the Act and may heavily influence a shareholder vote.

Class I-2 Shares
Name and Address of Shareholders	Alger Small Cap Growth Portfolio
Nationwide Life Insurance Company PMLIC-VLI c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	11.50%

*  A shareholder who owns more than 25% of the voting securities of a Portfolio is deemed to "control" the Portfolio under the Act and may heavily influence a shareholder vote.

ORGANIZATION

The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 6, 1988 (the "Trust Agreement"). Alger Small Cap Growth Portfolio (formerly Alger American SmallCap Growth Portfolio, and Alger American Small Capitalization Portfolio), Alger Growth & Income Portfolio (formerly Alger American Income & Growth Portfolio), Alger Large Cap Growth Portfolio (formerly Alger American LargeCap Growth Portfolio, and Alger American Growth Portfolio), Alger Balanced Portfolio (formerly Alger American Balanced Portfolio, and Alger American Fixed Income Portfolio), Alger Mid Cap Growth Portfolio (formerly Alger American MidCap Growth Portfolio), Alger Capital Appreciation Portfolio (formerly Alger American Capital Appreciation Portfolio, and Alger American Leveraged AllCap Portfolio) and Alger SMid Cap Growth Portfolio (formerly Alger American SMidCap Growth Portfolio, and Alger American SmallCap and MidCap Growth Portfolio) commenced operations on September 21, 1988, November 15, 1988, January 9, 1989, September 5, 1989, May 3, 1993, January 25, 1995, and October 10, 2007, respectively. The Fund offers an unlimited number of shares of seven series, representing the shares of the Portfolios. The Fund's Board of Trustees may establish additional Portfolios at any time. The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Associates, Inc. may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

On April 30, 2002, Class S Shares were added to the Fund's Portfolios. The previously existing shares were designated Class O shares on that date, and were redesignated Class I-2 shares on September 23, 2009. Shares of each Portfolio are thus divided into two classes, Class I-2 and Class S, except that each of Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio currently offer only Class I-2 Shares.

The classes differ in that (a) each class has a different class designation; (b) only the Class S Shares are subject to a distribution and shareholder servicing fee under a plan adopted pursuant to rule 12b-1 under the Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. The Alger Growth & Income Portfolio discontinued Class S Shares on December 13, 2006. Alger Balanced Portfolio discontinued Class S Shares on November 23, 2010. Alger Small Cap Growth Portfolio discontinued Class S Shares on February 17, 2012.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified, other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of an independent registered public accounting firm. Shareholders generally vote by class within a Portfolio on matters in which the interests of one class differ from those of another. Physical share certificates are not issued for shares of the Fund.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Under normal circumstances, other than the shares issued to Alger Inc. in connection with its creation and initial capitalization, the Fund intends to distribute shares of the Portfolios only to Participating Insurance Companies and Plans, so that only Participating Insurance Companies and their separate accounts and Plans will be considered shareholders of the Portfolios. Although the Participating Insurance Companies and their separate accounts and the Plans are the shareholders or investors, the Participating Insurance Companies will pass through voting rights to their VA contract and VLI policy holders. Plan sponsors may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a discussion of voting rights please refer to the Participating Insurance Companies' prospectuses or the Plan documents.

The Fund is an open-end management investment company. The Portfolios are classified as "diversified" investment companies under the Act. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government and other investment companies) to no more than 5% of the investment company's total assets. The Portfolios intend to continue to qualify as "regulated investment companies" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of a Portfolios' assets, similar to the requirement stated above.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund's portfolio securities to Alger Management, Inc., the Fund's investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Portfolio of the Fund. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Portfolios to Institutional Shareholder Services Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines intended to vote proxies in the clients' best interests, which are summarized below. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS's proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Portfolio. Further, Alger Management has a process in place for making voting determinations in the event of a conflict of interest.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management's behalf, maintains proxy statements received regarding securities held by the Portfolio; records of votes cast on behalf of the Portfolio; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Portfolio's website and on the SEC's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Portfolio.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

INVESTOR AND SHAREHOLDER INFORMATION

Investors and shareholders may contact the Fund toll-free at (800) 992-3863 for further information regarding the Fund and the Portfolio, including current performance quotations, as well as for assistance in selecting the Portfolio. Holders of VA contracts or VLI policies issued by Participating Insurance Companies and participants in Plans for which shares of one or more Portfolios are the investment vehicle may receive from the Participating Insurance Companies or Plan sponsor unaudited semi-annual financial statements and year-end financial statements audited by the Fund's independent public accountants. Each report will show the investments owned by the Portfolio and the market values of the investments and will provide other information about the Fund and its operations.

FINANCIAL STATEMENTS

The Fund's financial statements for the year ended December 31, 2015 are contained in its Annual Report to Shareholders for that period, and are hereby incorporated by reference. Copies of the Fund's Annual Report to Shareholders may be obtained by telephoning the Fund at (800) 992-3863.

POTENTIAL CONFLICTS OF INTEREST

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.

Summary

Alger Management is owned by Alger Inc., a registered broker-dealer and a member of the New York Stock Exchange, which is wholly-owned by Alger Associates. Alger Inc. serves as the principal underwriter for the Portfolios and as a broker-dealer for securities trades placed on behalf of Alger Management clients and accounts. Alger Inc. does not conduct public brokerage business and substantially all of its transactions are for clients of Alger Management if their investment guidelines and relevant regulations that govern their accounts allow it. Neither Alger Management nor any of its management personnel is registered or plans to register as a futures commission merchant, commodity pool operator, commodity trading advisor, or an associated person of these entities.

In addition to serving as investment adviser of the mutual funds in the Alger Family of Funds, Alger Management is the investment adviser to Alger Dynamic Return Fund LLC, a Delaware limited liability company, as well as to Alger SICAV, a publicly offered pooled investment vehicle registered in Luxembourg. Alger Management also serves as a sub-adviser to third-party registered investment companies. From time to time, the Manager, its affiliates or a related person ("Alger Affiliates") may own significant stakes in one or more of the above.

Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Portfolios directly and indirectly invest. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Portfolios.

As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management. Alger Management's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Conflicts as a Result of the Manager's Other Affiliates

Selection of Administrative and Other Service Providers. Alger Management may choose to (and currently does) have Alger Affiliates provide administrative services, shareholder services, brokerage and other account services to the Portfolios. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.

In connection with these services and subject to applicable law, Alger Affiliates, including the Manager, may from time to time, and without notice to investors or clients, in-source or outsource certain processes or functions that it provides in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to in-source or outsource, which entity to outsource to, and the fees charged by the Alger Affiliates or the third party.

Information the Investment Adviser May Receive. Alger Management and its affiliates may have access to the current status of certain markets, investments and funds because of Alger Affiliates' brokerage and other activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by a

Portfolio, or acquire certain positions on behalf of a Portfolio. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Portfolios. A fund not advised by Alger Management would not be subject to these restrictions. Alger Management maintains policies designed to prevent the disclosure of such information; however, such policies may not fully address situations described above.

Allocation Issues

As Alger Management manages multiple accounts or funds managed or advised by Alger Affiliates (including Alger Management) or in which Alger Affiliates (including Alger Management) or its personnel have interests (collectively, the "client/Alger Affiliates accounts"), issues can and do arise as a result of how Alger Management allocates investment opportunities. In an effort to treat all clients/Alger Affiliates reasonably in light of all factors relevant to managing an account, trades will generally be allocated pro rata among the Portfolios and client/Alger Affiliates accounts whenever possible. There are exceptions to this practice, however, as described below:

Unusual Market Conditions. During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Portfolios, as it determines in its sole discretion.

Availability of Investments. The availability of certain investments such as initial public offerings or private placements may be limited. In such cases, not all client/Alger Affiliates accounts (including the Portfolios) will receive an allocation. As a result, the amount, timing, structuring or terms of an investment by a Portfolio may differ from, and performance may be lower than, investments and performance of other client/Alger Affiliates accounts.

Alger Management, as a general practice, allocates initial public offering shares and other limited availability investments pro rata among the eligible client/Alger Affiliates accounts (including the Portfolios). An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, the account pays a performance fee, the account is so large that the allocation is determined to not be meaningful to the account's overall performance, or due to co-investment by Alger Affiliates. When a pro rata allocation of limited availability investments is not possible or is not appropriate, Alger Management considers numerous other factors to determine an appropriate allocation. These factors include (i) Alger Management's good faith assessment of the best use of such limited opportunities relative to the account's investment objectives (ii) account investment horizons, investment objectives and guidelines; (iii) different levels of investment for different strategies; (iv) client-specific investment guidelines and restrictions; (v) the expected future capacity of applicable funds or client/Alger Affiliates accounts; (vi) fully directed status of brokerage accounts; (vii) tax sensitivity of accounts; (viii) suitability requirements and the nature of the investment opportunity; (ix) account turnover guidelines; (x) cash and liquidity considerations, including without limitation, availability of cash for investment; (xi) relative sizes and expected future sizes of applicable accounts; (xii) availability of other appropriate investment opportunities; and/or (xiii) minimum denomination, minimum increments, de minimus threshold and round lot consideration. Suitability considerations may include (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account's risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Alger Management believes to be attractive for an account; and/or (vi) considerations related to giving a subset of accounts exposure to an industry.

In some cases, it is possible that the application of these factors may result in certain client/Alger Affiliates accounts receiving an allocation when other accounts do not. Moreover, Alger Affiliates, or accounts in which Alger Affiliates and/or employees have interests, may receive an allocation or an opportunity not allocated to other accounts or the Portfolios.

Differing Guidelines, Objectives and Time Horizons. Because client/Alger Affiliates accounts (including the Portfolios) are managed according to different strategies and individual client guidelines, accounts may not be able to participate in a transaction or strategy employed by Alger Management.

Actions taken by one account could affect others. For example, in the event that withdrawals of capital result in one account selling securities, this could result in securities of the same issuer falling in value, which could have a material adverse effect on the performance of other accounts (including the Portfolios) that do not sell such positions.

Alger Affiliates may also develop and implement new strategies, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger Affiliates may make decisions based on such factors as strategic fit and other portfolio management considerations, including an account's capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account's liquidity, the business risk of the strategy relative to the account's overall portfolio make-up, the lack of efficacy of, or return expectations from, the strategy for the account, and any such other factors as Alger Affiliates deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.

Investing in Different Classes of the Same Issuer. Conflicts also arise when one or more client/Alger Affiliates accounts (including a Portfolio) invests in different classes of securities of the same issuer. As a result, one or more client/Alger Affiliates accounts may pursue or enforce rights with respect to a particular issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. For example, if a client/Alger Affiliates account holds debt securities of an issuer and a Portfolio holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the client/Alger Affiliates account which holds the debt securities may seek a liquidation of the issuer, whereas the Portfolio which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more client/Alger Affiliates accounts, the Portfolio, or Alger Affiliates. The Portfolios may be negatively impacted by Alger Affiliates' and other client/Alger Affiliates accounts' activities, and transactions for the Portfolios may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other client/Alger Affiliates accounts not pursued a particular course of action with respect to the issuer of the securities.

Conflicts Related to Timing of Transactions. When Alger or a client/Alger Affiliates account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Portfolio (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results. In addition, the costs of implementing such portfolio decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. Alger Affiliates may, in certain cases, implement internal policies and procedures designed to limit such consequences to client/Alger Affiliates accounts, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Moreover, each client/Alger Affiliates account is subject to independent management. Given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed and, if so, to what extent. Alger Management and its affiliates will use reasonable efforts to procure timely execution. It is possible that prior execution for or on behalf of an account could adversely affect the prices and availability of the securities and instruments in which the Portfolios invest. In other words, an account, by trading first, may increase the price or decrease the availability of a security to the Portfolios. In some instances, Alger Management is retained under a managed account or wrap program in which the client pays a single fee to the program sponsor, out of which fee the program sponsor pays Alger Management the management fee. The sponsor then executes trades without additional commission charges. Alger Management is directed by clients in these wrap programs to effect transactions for their accounts through the program sponsor or the sponsor's broker-dealer affiliate. In other instances, internal policies designed to facilitate trade aggregation may result in delays in placing trades, which may adversely affect trade execution.

The fact that personnel of certain Alger Affiliates are dedicated to one or more Portfolios, accounts or clients may be a factor in determining the timing of implementation and allocation of opportunities sourced by such personnel. Alger Affiliates may delay trades for a Fund or account in order to aggregate such trades. Alger Affiliates may also consider reputational matters and other considerations. Differences in allocations will affect the performance of the Portfolios.

Cross Transactions. From time to time and for a variety of reasons, certain client/Alger Affiliates accounts may buy or sell positions in a particular security while a Portfolio is undertaking the opposite strategy. Trading in the opposite manner could disadvantage the Portfolio. Moreover, Alger Affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties in such a case. For example, Alger Management will represent both the Portfolio on one side of a transaction and another account on the other side of the trade (including an account in which Alger Affiliates may have a proprietary interest) in connection with the purchase of a security by such Portfolio. In an effort to reduce this negative impact, and when permitted by applicable law, the accounts may enter into "cross transactions." A cross transaction, or cross trade, occurs when the Manager causes a Portfolio to buy securities from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management's fiduciary duties to all accounts.

Valuation of Assets. Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which a Portfolio may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.

Certain securities and other assets in which the Portfolios may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Portfolios. Such securities and other assets may constitute a substantial portion of a Portfolio's investments. Alger Management's risk of misstating the value of securities is greater with respect to illiquid securities like those just described.

Alger Affiliates may hold proprietary positions in a Portfolio. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.

Regulatory Conflicts. From time to time, the activities of the Portfolios may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Portfolios, which could result in less favorable execution of trades and may impact the performance of the Portfolios.

Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Portfolios and Alger Management as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which a Portfolio wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management's investment advisory business and Alger Affiliates' businesses, the larger the potential that these restricted list policies will impact the performance of the Portfolios.

Other Potential Conflicts Relating to the Management of the Fund by the Manager

Potential Conflicts Relating to Alger Affiliates' Proprietary Activities and Activities On Behalf of Other Accounts. Alger Management may purchase or sell, for itself or Alger Affiliates, mutual funds or other pooled investment vehicles, commercial paper or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Portfolios and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Portfolios including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.

The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Portfolios. To reduce the possibility that the Portfolios will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolios' portfolio transactions. Alger Management has adopted a code of ethics (the "Code of Ethics") and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Portfolios. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Potential Conflicts in Connection With Proxy Voting

Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Portfolios, and to help ensure that such decisions are made in accordance with Alger Management's fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management's conflict of interest is, the importance placed on exercising a client's right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled "Proxy Voting Policies and Procedures."

Conflicts in Connection with Sales-related Incentives. Alger Affiliates and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Portfolio or its shareholders. Alger Affiliates and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher for some products or services than for others, and the remuneration and profitability to Alger Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater or lesser than the remuneration and profitability resulting from other funds or products.

Conflicts may arise in relation to sales-related incentives. Alger Affiliates and its personnel may receive greater compensation or greater profit in connection with certain funds in the Alger Family of Funds than with other funds, including the Portfolios. Differentials in compensation may be related to the fact that Alger Affiliates may pay a portion of their advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger Affiliates and their personnel to recommend certain funds in the Alger Family of Funds over other funds, including the Portfolios.

Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Portfolios, or who engage in transactions with or for the Portfolios. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Portfolios may receive fees from Alger Affiliates or the Portfolios in connection with the distribution of shares in the Portfolios or other Alger Affiliates products. Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates'membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates' personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Portfolios or that may recommend investments in the Portfolios or distribute the Portfolios. In addition, Alger Affiliates, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that create incentives for them to promote the Portfolios or certain portfolio transactions.

To the extent permitted by applicable law, Alger Affiliates or the Portfolios may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote client/Alger Affiliates accounts, the Portfolios and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates' assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Portfolios, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Portfolios, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Portfolios, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries' registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Portfolios, client/Alger Affiliates accounts and other products; "finders fees" or "referral fees" or other fees for providing assistance in promoting the Portfolios, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries' customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Portfolios, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger Affiliates or the Portfolios may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

Potential Conflicts in Connection with Brokerage Transactions

Trade Aggregation. If Alger Management believes that the purchase or sale of a security is in the best interest of more than one client/Alger Affiliates account (including the Portfolios), it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Aggregation of trades under this circumstance should, on average, decrease the costs of execution. In the event Alger Management aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, Alger Affiliates Accounts (including the Portfolios), and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations.

When orders are aggregated for execution, it is possible that Alger Affiliates will receive benefits from such trades, even in limited capacity situations. Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for an account are aggregated for execution with orders for Alger Affiliates Accounts. Alger Management may aggregate trades for its clients and affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will only negotiate the price of such investments, and no other material terms of the offering, and will prepare a written allocation statement reflecting the allocation of the securities.

Alger Management is not required to bunch or aggregate trades if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or with respect to client directed accounts.

Even when trades are aggregated, prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Soft Dollars. Alger Management relies primarily on its own internal research group to provide primary research in connection with buy and sell recommendations. However, the Alger Management may receive indirect research, whether a product or a service, in exchange for soft dollar credits (commissions earned on Fund trades). Such research generally will be used as a secondary source of research information. The research services that Alger Management may receive from brokerage firms include research on specific industries and companies; macroeconomic analyses; analyses of national and international events and trends; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; and general research services (i.e., Bloomberg, Reuters).

Commissions for the combination of execution and research services may be higher than for execution services alone. Alger Management may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act. This benefits Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients' interest in receiving the most favorable execution.

Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other client/Alger Affiliates accounts. This includes client/Alger Affiliates accounts other than those that pay commissions to the broker providing soft dollar benefits. To the extent permitted by applicable law, such products and services may disproportionately benefit other client/Alger Affiliates accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other client/Alger Affiliates accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account, and may be used in managing another client's account.

Alger Management has entered into certain commission sharing arrangements that it considers soft dollar arrangements, and that comply with the terms of Section 28(e) of the Securities Exchange Act. A commission sharing arrangement is an arrangement that allows Alger Management to aggregate commissions at a particular broker-dealer and have that broker-dealer pay various other broker-dealers from this pool for the research and research services the firms have provided to Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.

In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

Appendix

Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

Commercial Paper and Short-Term Ratings

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

Bond and Long-Term Ratings S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or B rating.

MOODY'S

Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. Best

The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:

Fred Alger Management, Inc.
360 Park Avenue South
New York, New York 10010

Distributor:

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, New York 10010

Transfer Agent:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
ATTN: The Alger Portfolios
P.O. Box 8480
Boston, Massachusetts 02266-8480

Custodian Bank:

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112

Counsel:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
NewYork, New York 10038

The Alger Portfolios

STATEMENT OF
ADDITIONAL
INFORMATION

May 1, 2016,
As Revised October 14, 2016

APPSAI

Part C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(a)	Amended and Restated Declaration of Trust dated September 13, 2012 (9)

(b)	Amended and Restated By-laws of Registrant (4)

(c)	See Exhibits (a) and (b)

(d-1)	Investment Advisory Agreement for Registrant, dated January 17, 2007 (5)

(d-2)	Restated Fee Schedule dated September 13, 2012 (9)

(d-3)	Contract to Support Fee Waiver/Expense Reimbursement (11)

(e-1)	Distribution Agreement (2) [EDGAR 4/98]

(e-2)	Amendment to Distribution Agreement for Registrant dated May 1, 2002 (7)

(g-1)	Custodian Agreement between Brown Brothers Harriman & Co. and Registrant dated February 29, 2008 (7)

(h-1)	Administration Agreement for Registrant, dated September 22, 2011 (8)

(h-2)	Transfer Agency and Services Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (4)

(h-3)

Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company First Amendment March 9, 2006 (8)

(h-4)

Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company Second Amendment November 21, 2009 (8)

(h-5)	Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et al. effective 2/28/05 (4)

(h-6)	Amendment No. 3 to the Shareholder Administrative Services Agreement, effective December 29, 2010 (8)

(h-7)	Accounting Agency Agreement between Brown Brothers Harriman & Co. and Registrant dated February 29, 2008 (7)

(h-8)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated June 1, 2009 (8)

(h-9)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated October 24, 2011 (8)

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(i-1)	Opinion and Consent of Sullivan & Worcester (3)

(i-2)	Opinion and Consent of Sullivan & Worcester - (6)

(j)	Consent of Deloitte & Touche LLP - filed herewith

(1-1)	Purchase Agreement relative to the shares of the Alger American Money Market, Income and Growth, Small Capitalization and Growth Portfolios (1) [EDGAR 4/98]

(1-2)	Purchase Agreement relative to the shares of the Alger American Fixed Income Portfolio (2)

(l-3)	Purchase Agreement relative to the shares of the Alger American MidCap Growth Portfolio (3)

(l-4)	Purchase Agreement relative to the shares of the Alger American Leveraged AllCap Portfolio (3)

(m)	Class S Distribution Plan dated September 24, 2008 (8)

(n)	Rule 18f-3 Multiple Class Plan dated March 6, 2014 — (10)

(p)	Amended and Restated Code of Ethics (8)

(q)

Powers of Attorney executed by Daniel C. Chung, Michael D. Martins, Hilary M. Alger, Stephen E. O’Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Nathan E. Saint-Amand, M.D. and David Rosenberg (8)

(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on July 22, 1988.

(2)	Incorporated by reference to Post-Effective Amemdment No. 1 to the Registration Statement filed with the SEC on January 23, 1989.

(3)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed with the SEC on April 30, 2001.

(4)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed with the SEC on April 11, 2005.

(5)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement filed with the SEC on April 12, 2007.

(6)	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed with the SEC on October 10, 2007.

(7)	Incorporated by reference to Post Effective Amendment No. 30 to the Registration Statement filed with the SEC on March 12, 2008.

(8)	Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed with the SEC on April 13, 2012.

(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed with the SEC on April 12, 2013.

(10)	Incorporated by reference to Post-Effective Amendment No. 44 filed with the SEC on April 11, 2014.

(11)	Incorporated by reference to Post-Effective Amendment No. 48 filed with the SEC on April 8, 2016.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30. INDEMNIFICATION

              Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a “Covered Person”]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer orcontrolling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Fred Alger Management, Inc. (“Alger Management”), which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.

Alger SICAV

Analysts Resources, Inc.

Fred Alger & Company, Incorporated

360 Park Avenue South, New York, New York 10010

Alger Management, Ltd.

50 Broadway

London

SW1H 0RG

United Kingdom

Listed below are the officers of Alger Management.

NAME AND POSITION WITH ALGER MANAGEMENT	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION

Daniel C. Chung Chairman, Chief Executive Officer, Chief Investment Officer, President and Director	President and Chief Executive Officer of Alger Associates, Inc.; Chairman of the Board of Directors of Fred Alger & Company, Incorporated; Director of Analysts Resources, Inc.

Robert Kincel Chief Financial Officer, Senior Vice President, Director and Treasurer	Chief Financial Officer and Treasurer of Alger Associates, Inc.; Chief Financial Officer and Director of Fred Alger & Company, Incorporated; Chief Financial Officer of Analysts Resources, Inc.

Hal Liebes Executive Vice President, Chief Legal Officer, Chief Operating Officer, Director and Secretary

Chief Operating Officer and Secretary of Alger Associates, Inc.; Executive Vice President, Chief Legal Officer and Director of Fred Alger & Company, Incorporated; Director and Secretary of Analysts Resources, Inc.

Patrick J. Murphy Senior Vice President and Chief Compliance Officer

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 32. PRINCIPAL UNDERWRITER

(a)	Fred Alger & Company, Incorporated (“Alger Inc.”) acts as principal underwriter for Registrant, The Alger Funds, The Alger Institutional Funds, Alger Global Growth Fund and The Alger Funds II.

(b)

The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

(c)	Not applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records of Registrant are maintained by Mr. Robert Kincel, Alger Inc. Harborside Financial Center, 600 Plaza One, Jersey City, NJ 07311.

Item 34. MANAGEMENT SERVICES

Not applicable.

Item 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 14th day of October, 2016.

THE ALGER PORTFOLIOS

By:	/s/ Hal Liebes
Hal Liebes, President

ATTEST: /s/ Lisa A. Moss
Lisa A. Moss, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Hal Liebes	President	October 14, 2016
Hal Liebes	(Principal Executive Offficer)

/s/ Michael D. Martins	Treasurer	October 14, 2016
Michael D. Martins	(Principal Financial Officer)

*	Trustee	October 14, 2016
Charles F. Baird

*	Trustee	October 14, 2016
Roger P. Cheever

*	Trustee	October 14, 2016
Hilary M. Alger

*	Trustee	October 14, 2016
Nathan E. Saint-Amand

*	Trustee	October 14, 2016
Stephen E. O’Neil

*	Trustee	October 14, 2016
David Rosenberg

*By: /s/ Hal Liebes
Hal Liebes
Attorney-In-Fact

Exhibit Index

Exhibit No.	Description of Exhibit
(j)	Consent of Deloitte & Touche LLP